Exhibit 99.1

Nabors Industries Ltd. Amended and Restated Policy Regarding

Nomination and Proxy Access for Director Candidates Recommended

by Shareholders

Nabors Industries Ltd. (“Nabors” or the “Company”) seeks highly qualified director candidates for its Board of Directors (the “Board”) from diverse professional backgrounds who combine a broad spectrum of experience and expertise.  The candidates should have experience in positions with a high degree of responsibility and should be leaders in the companies or institutions with which they are affiliated.  Nabors selects Board members based upon contributions individuals can make to the Board and management and their ability to represent the interests of Nabors’ shareholders.  The Company’s corporate governance policies provide that the Board should have at least a majority of independent directors.

Nomination Process:  The Board’s Governance and Nominating Committee (the “Committee”) identifies and evaluates director candidates.  The Committee accepts shareholder recommendations of director candidates and evaluates such candidates in the same manner as other candidates.  The Committee evaluates director candidates under the criteria described above based on the information the Committee receives or otherwise possesses, which may be supplemented by additional inquires and interviews.  The Committee receives input on such director candidates from other directors, including the Chairman, and recommends director candidates to the full Board for nomination.  The Committee may engage a third party to assist in the search for director candidates or to assist in gathering information regarding a director candidate’s background and experience.  If the Committee engages a third party, the Committee approves the fee that Nabors pays for these services.

Shareholder Input:  Nabors’ shareholders who wish to recommend a candidate for the Committee’s consideration must submit the recommendation in writing to the Committee in accordance with the Board’s Policy Regarding Shareholder Communication with the Board of Directors.  The recommendation must demonstrate that it is being submitted by a current Nabors shareholder and must include information about the candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information.  Shareholders also must provide confirmation of the candidate’s consent to serve as a director on the Board.

Proxy Access:  The Company will include in its annual meeting proxy statement information concerning qualifying nominees submitted by eligible shareholders in accordance with this policy.  The form of proxy solicited by the Company will include the names of shareholder nominees in addition to the nominees approved by the Board.  A group of not more than 20 shareholders (a “Nominator”) may nominate a single candidate for inclusion in the Company’s proxy materials, provided that the Nominator:

(a)                                 has beneficially owned 3% or more of Nabors’ outstanding common stock continuously for at least the previous three years, as of both the date the nomination is submitted and continuously thereafter from the record date through the date of the annual meeting (with shares only deemed “owned” if the shareholder itself possesses the full voting and investment rights and the full economic interest in, including the opportunity for profit and risk of loss on, such shares);

(b)                                 gives Nabors written notice within the time period identified in Nabors’ bye-laws of the information required by the bye-laws and any rules of the Securities and Exchange Commission about (i) the nominee, including consent to being named in the Company’s proxy materials and to serving as a director if elected (and to not consent to be named in any other person’s proxy statement or proxy card with respect to the Company); and (ii) the Nominator, including proof it owns and has continuously owned the required shares for the required period (the “Disclosure”); and

(c)                                  certifies that:

(i)                                     it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company’s shareholders, including the Disclosure and Statement;

(ii)                                  it will comply with all applicable laws and regulations if it uses soliciting material other than Nabors’ proxy materials and will not use any  form of proxy other than the Company’s form of proxy distributed by the Company;

(iii)                               (A) the required shares were acquired and are held in the ordinary course of business and not to change or influence control at Nabors, (B) neither it nor any nominee has any intent to change or influence control at Nabors or taken any action in furtherance thereof and will not do so and (C) it would qualify as a “passive investor” under the HSR Act and regulatory interpretations thereof with respect to the Company, would qualify to file ownership statements on Schedule 13G (rather than Schedule 13D) under the Exchange Act with respect to the Company were it to make such filings, does not have any “plans or proposals” covered by Item 4 of Schedule 13D other than the proxy access nomination and has not previously filed ownership reports on Schedule 13D with respect to a publicly traded company;

(iv)                              the nomination is not being made in concert with any other shareholder (other than the members of the nominating group) or to advance the interests of any third party, including in order to change or influence control at Nabors; and

(v)                                 it will not nominate or participate in the solicitation of any nominee other than its proxy access nominee(s) or the Board’s nominees and will comply with the requirement in (a) above with respect to share ownership.

The information included in the Company’s proxy statement concerning a shareholder nominee will be limited to the information concerning the candidate and the Nominator required to be disclosed in accordance with the rules of the Securities and Exchange Commission.  Each Nominator may submit a statement of up to 500 words that complies with this requirement (the “Statement”).

In addition, the Nominator and its nominee must submit, with the nomination, a signed statement acknowledging that:

(a)                                 the nominee, if elected, will represent all Company shareholders in accordance with applicable laws and the Company’s constitutive documents, including its bye-laws;

(b)                                 the Nominator and the nominee have each provided true and correct information (and not omitted any material information) to the Company and its shareholders; and

(c)                                  the nominee, if elected, will comply with the Company’s (i) Code of Business Conduct, (ii) Guidelines on Significant Corporate Governance Matters, and (iii) any other applicable rule, regulation, policy or standard of conduct applicable to the Board and its individual members.

Each nominee must also submit, with the nomination, a fully completed and signed Questionnaire for Directors and Officers on the Company’s standard form (which the Company will provide to the Nominator and its nominees following shareholder request).

Neither the number of nominees nor the number of directors serving after having been nominated in this manner shall exceed twenty percent (20%) of the number of directors then serving.  If twenty percent (20%) is not a whole number, the maximum number of shareholder-nominated candidates would be the closest whole number below twenty percent.  If the number of shareholder-nominated candidates exceeds twenty percent, each nominating shareholder or group of shareholders may select one nominee for inclusion in the proxy materials until the maximum number is reached.  Director(s) serving as a result of an agreement between the Company and one or more Company shareholders shall be considered as having been nominated in this manner.  Such shareholder nominees and other directors nominated through proxy access will not count towards the 20% nomination cap once they have served for three years as Board-nominated candidates.

Before being included in the Company’s proxy statement, all candidates are subject to the vetting procedures applicable to all directors, including without limitation a background check, review of independence and conflicts of interest, and compliance with the Company’s bye-laws and corporate governance policies.  Candidates must be independent of the Company and, other than the fact of being nominated by the Nominator, of the Nominator (and constituents thereof).  In addition, candidates (i) who are not independent; (ii) whose nomination, election or service would violate or cause the Company to be in violation of applicable laws, listing standards or the Company’s constitutive documents; (iii) who are the subject of a pending criminal proceeding, have a prior criminal conviction or are subject to an order of the type specified in Rule 506(d) of Regulation D; or (iv) who are or were employees, officers or directors of a competitor within the past three years, will not be eligible for proxy access.  The Board reserves the right to exclude from the proxy statement and deem ineligible for election any nominee who is disqualified under these procedures, including in the case of the nominator or nominee who fails to comply with procedures or requirements as determined in good faith by the Board.

For purposes of calculating whether the ownership threshold has been met, otherwise owned shares that a shareholder has loaned out in the ordinary course while retaining the power to recall such shares on requisite notice will be counted when and if recalled.

Where the Nominator consists of a permitted group of shareholders, each group member must (a) individually satisfy all applicable requirements, provided that each group member may aggregate shares it has individually and continuously owned for the requisite three-year period in order to meet the ownership requirement; and (b) designate and authorize one member of the group, identified to the Company, to act on behalf of and bind itself and other group members with respect to the nomination, including the withdrawal of a nomination.  For purposes of the group cap, two or more investment funds that are part of the same family of funds by virtue of being under common management and investment control or under common management control and sponsored primarily by the same employer shall be treated as one shareholder.

The Committee is authorized to adopt such rules and procedure as it deems appropriate for the purpose of implementing this policy and to determine any questions of interpretation that may arise hereunder, including resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bye-laws and any applicable regulations, and the priority to be given to multiple nominations exceeding the twenty-percent limit.  Any nominee included in the proxy statement shall, at the discretion of the Board, be identified as a shareholder nominee, and the Board reserves the right to recommend against election of the nominee and to nominate other candidates for election to the Board.

If any Nominator’s nominee does not receive at least 25% of the votes present and entitled to vote at the meeting where directors are elected, both the Nominator and the nominee will be precluded from nominating or serving for two years from the date of the annual meeting in question.

Timing:  Shareholders may make recommendations at any time, but recommendations for consideration for nominees at the annual meeting of shareholders must be received in the manner and within the time described in the Company’s proxy statement released to shareholders in conjunction with the previous year’s annual meeting.